Prospectus Supplement
John Hancock Investment Trust
John Hancock International Dynamic Growth Fund (the fund)
Supplement dated September 28, 2023 to the current Prospectus, as may be supplemented (the Prospectus)
At a meeting held on September 26–28, 2023, the fund’s Board of Trustees approved a management fee reduction. As a result effective October 1, 2023, the table related to the fund’s management fee schedule and the paragraph preceding the table in the “Fund details” section, under the heading “Who’s who — Management fee,” are amended and restated as follows:
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund. The fee schedule that follows became effective October 1, 2023.
Average daily net assets ($)	Annual rate (%)
First 500 million	0.800
Next 500 million	0.790
Next 1 billion*	0.750
Next 1 billion	0.730
Excess over 3 billion	0.710
*
When Aggregate Net Assets exceed $1 billion on any day, the annual rate of Advisory fee is 0.750% on the first $1 billion of Aggregate Net Assets.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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